UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2011

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                    Other Events.

On January 27, 2011, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, and J.P. Morgan Securities LLC, as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of $250,000,000 aggregate principal amount of 3.875% Notes due March 1, 2021 (the “2021 Notes”), and $450,000,000 aggregate principal amount of 5.300% Notes due March 1, 2041 (the “2041 Notes”).  The 2021 Notes and the 2041 Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-167886) filed on June 30, 2010.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.  Forms of the 2021 Notes and 2041 Notes are attached hereto as Exhibits 4.1 and 4.2 respectively.

Item 9.01                    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1                                Underwriting Agreement dated January 27, 2011

Exhibit 4.1                                Form of 3.875% Notes due March 1, 2021

Exhibit 4.2                                Form of 5.300% Notes due March 1, 2041

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: February 1, 2011	By:	/s/ John W. Wesley
John W. Wesley
Vice President and Secretary

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement dated January 27, 2011

Exhibit 4.1	Form of 3.875% Notes due March 1, 2021

Exhibit 4.2	Form of 5.300% Notes due March 1, 2041